SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report(Date of earliest event reported) April 16, 2001 (April 13, 2001)
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-10857                   95-4032739
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 (State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


90 Park Avenue, New York, New York                              10016
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code          (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On April 13, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing that it had received a waiver of certain financial covenants from its lenders through May 16, 2001 and continues to be in discussions to secure permanent amendments to the covenants which are necessary to avoid possible default after expiration of the waiver.

         The press release and the Letter Waiver are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, and are incorporated by reference in this Form 8-K.

Item 7.  Financial  Statements,  Pro Forma  Financial  Information  and
         Exhibits.

      (c)         Exhibits.

         99.1     Press Release, dated April 13, 2001.

         99.2 Letter Waiver, dated April 16, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE WARNACO GROUP, INC.


Dated:   April 16, 2001          By:      /s/  Stanley P. Silverstein
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                                 Name:    Stanley P. Silverstein
                                 Title:   Vice President, General Counsel
                                          and Secretary



                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated April 13, 2001.

99.2 Letter Waiver, dated April 16, 2001, by and among The Warnaco Group, Inc. and certain of its subsidiaries, The Bank Of Nova Scotia, Citicorp USA, Inc., Morgan Guaranty Trust Company Of New York, Societe Generale, Commerzbank Ag, New York & Grand Cayman Branches, Scotiabank Europe PLC, Suntrust Bank, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, The Bank of New York, General Electric Capital Corporation, Bank Of America, N.A., Fleet National Bank, Merita Bank PLC, The Dai-Ichi Kangyo Bank, Limited, First Union National Bank, Scotia Capital (USA) Inc., Bank Leumi USA and The Bank Of Nova Scotia, Hong Kong Branch.